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                                                                   EXHIBIT 10.18

                        CATALYTICA ENERGY SYSTEMS, INC.

                         EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the Employee Stock Purchase Plan of Catalytica Energy Systems, Inc.

        1.      Purpose.  The purpose of the Plan is to provide employees of
                -------
the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423.

        2.      Definitions.
                -----------

                (a)     "Administrator" shall mean the Board or any Committee
                         -------------
designated by the Board to administer the plan pursuant to Section 14.

                (b)     "Board" shall mean the Board of Directors of the
                         -----
Company.

                (c)     "Change of Control"  shall mean the occurrence of any
                         -----------------
of the following events:

                        (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

                        (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

                        (iii) The consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation.

                        (iv) A change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. "Incumbent Directors" shall mean Directors who either (A) are Directors of the Company, as applicable, as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described
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in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

                (d)     "Code" shall mean the Internal Revenue Code of 1986, as
                         ----
amended.

                (e)     "Committee" means a committee of the Board appointed by
                         ---------
the Board in accordance with Section 14 hereof.

                (f)     "Common Stock" shall mean the common stock of the
                         ------------
Company.

                (g)     "Company" shall mean Catalytica Energy Systems, Inc., a
                         -------
Delaware corporation.

                (h)     "Compensation" shall mean all base straight time gross
                         ------------
earnings, commissions overtime and shift premium, but exclusive of payments for incentive compensation, bonuses and other compensation.

                (i)     "Designated Subsidiary" shall mean any Subsidiary
                         ---------------------
selected  by the Administrator as eligible to participate in the Plan.

                (j)     "Eligible Employee" shall mean any individual who is a
                         -----------------
common law employee of the Company or any Designated Subsidiary and whose customary employment with the Company or Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                (k)     "Exercise Date" shall mean the first Trading Day on or
                         -------------
after January 1 and July 1 of each year. The first Exercise Date under the Plan shall be July 1, 2001.

                (l)     "Fair Market Value" shall mean, as of any date, the
                         -----------------
value of Common Stock determined as follows:

                        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

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                        (iii)  In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board; or

                        (iv) For purposes of the Offering Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

                (m)     "Offering Date" shall mean the first Trading Day of
                         -------------
each Offering Period.

                (n)     "Offering Periods" shall mean the periods of
                         ----------------
approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after January 1 and July 1 of each year and terminating on the first Trading Day on or after the January 1 and July 1 Offering Period commencement date approximately twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's registration statement on Form S-1 effective and ending on the first Trading Day on or after the earlier of (i) January 1, 2003 or (ii) twenty-seven (27) months from the beginning of the first Offering Period; provided, further the second Offering Period shall commence on July 1, 2001. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

                (o)     "Plan" shall mean this Employee Stock Purchase Plan.
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                (p)     "Purchase Period" shall mean the approximately six (6)
                         ---------------
month period commencing on one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Offering Date and end with the next Exercise Date.

                (q)     "Purchase Price" shall mean 85% of the Fair Market Value
                         --------------
of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

                (r)     "Subsidiary" shall mean a "subsidiary corporation,"
                         ----------
whether now or hereafter existing, as defined in Section 424(f) of the Code.

                (s)     "Trading Day" shall mean a day on which national stock
                         -----------
exchanges and the Nasdaq System are open for trading.

        3.      Eligibility.
                -----------

                (a)     First Offering Period.  Any individual who is an
                        ----------------------
Eligible Employee immediately prior to the first Offering Period shall be automatically enrolled in the first Offering Period.

                (b)     Subsequent Offering Periods.  Any Eligible Employee on
                        ---------------------------
a given Offering Date shall be eligible to participate in the Plan.

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                (c)     Limitations.  Any provisions of the Plan to the contrary
                        -----------
notwithstanding, no Eligible Employee shall be granted an option under the Plan
(i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4.      Offering Periods.  The Plan shall be implemented by consecutive,
                ----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date upon which the Company's registration statement on Form S-1 is declared effective by the Securities and Exchange Commission and ending on the first Trading Day on or after the earlier of (i) January 1, 2003 or (ii) twenty-seven
(27) months from the beginning of the first Offering Period; provided, further the second Offering Period shall commence on July 1, 2001. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5.      Participation.
                -------------

                (a)     First Offering Period.  An Eligible Employee shall be
                        ----------------------
entitled to participate in the first Offering Period only if such individual submits a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (i) no earlier than the effective date of the Form S-8
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registration statement with respect to the issuance of Common Stock under this
Plan and (ii) no later than five (5) business days from the effective date of such S-8 registration statement (the "Enrollment Window"). An Eligible Employee's failure to submit the subscription agreement during the Enrollment Window shall result in the automatic termination of such individual's participation in the Offering Period.

                (b)     Subsequent Offering Periods.  An Eligible Employee may
                        ---------------------------
become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing
                                              ---------
it with the Company's payroll office prior to the applicable Offering Date.

        6.      Payroll Deductions.
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                (a)     At the time a participant files his or her subscription
agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new

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Offering Period or Purchase Period, as the case may be. A participant may not contribute to the Plan more than 10% of the Compensation which he or she receives on each pay day during the Offering Periods. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                (b) Payroll deductions for a participant shall commence on the first payday following the Offering Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof; provided, however, that for the first Offering Period, payroll deductions shall commence on the first payday on or following the end of the Enrollment Window.

                (c) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

                (d) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

                (e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                (f) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

        7.      Grant of Option.  On the Offering Date of each Offering Period,
                ---------------
each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Eligible Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Purchase Period more than 10,000 shares of the

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Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(c) and 12 hereof. The Eligible Employee may accept the grant of such option by turning in a completed Subscription Agreement (attached hereto as Exhibit A) to the Company on or prior to an Offering Date, or with respect to
   ---------
the first Offering Period, prior to the last day of the Enrollment Window. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Eligible Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

        8.      Exercise of Option.
                ------------------

                (a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

                (b) If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Offering Date.

        9.      Delivery.  As soon as reasonably practicable after each Exercise
                --------
Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.

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        10.     Withdrawal.
                ----------

                (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll
                       ---------
deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11.     Termination of Employment.  In the event a participant ceases to
                -------------------------
be an Eligible Employee of the Company or any Designated Subsidiary, as applicable, his or her option shall remain exercisable for a period of three (3) months from the date of such Eligible Employee's termination. Upon the expiration of such three (3) month period or a date prior to the expiration of such three (3) month period if requested by the participant, any payroll deductions credited to such participant's account during the Offering Period but not yet used to purchase shares under the Plan shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated.

        12.     Interest.  No interest shall accrue on the payroll deductions of
                --------
a participant in the Plan.

        13.     Stock.
                -----

                (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2002, equal to the lesser of (i) 150,000 shares, (ii) 1.5% of the outstanding shares on such date or (iii) an amount determined by the Administrator.

                (b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.

                (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

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        14.     Administration.  The Administrator shall administer the Plan
                --------------
and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

        15.     Designation of Beneficiary.
                --------------------------

                (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                (c) All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time.

        16.     Transferability.  Neither payroll deductions credited to a
                ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        17.     Use of Funds.  All payroll deductions received or held by the
                ------------
Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares are issued, participants shall only have the rights of an unsecured creditor.

        18.     Reports.  Individual accounts shall be maintained for each
                -------
participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

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        19.     Adjustments Upon Changes in Capitalization, Dissolution,
                --------------------------------------------------------
Liquidation, Merger or Change of Control.
----------------------------------------

                (a)     Changes in Capitalization.  Subject to any required
                        -------------------------
action by the shareholders of the Company, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), the number of shares that may be added annually to the shares reserved under the Plan (pursuant to Section 13(a)(i)), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                (b)     Dissolution or Liquidation.  In the event of the
                        --------------------------
proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

                (c)     Merger or Change of Control.  In the event of a merger
                        ---------------------------
or Change of Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed merger or Change of Control. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        20.     Amendment or Termination.
                ------------------------

                (a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with
Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

                (c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                        (i) increasing the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

                        (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                        (iii)   allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

        21.     Notices.  All notices or other communications by a participant
                -------
to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22.     Conditions Upon Issuance of Shares.  Shares shall not be issued
                ----------------------------------
with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23.     Term of Plan.  The Plan shall become effective upon the earlier
                ------------
to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect until terminated under
Section 20 hereof.

        24.     Automatic Transfer to Low Price Offering Period.  To the extent
                -----------------------------------------------
permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Offering Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period.

                                   EXHIBIT A
                                   ---------

                        CATALYTICA ENERGY SYSTEMS, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

                            SUBSCRIPTION AGREEMENT


_____ Original Application                             Offering Date:___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)

1. ____________________ hereby elects to participate in the Catalytica Energy Systems, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Eligible Employee or Eligible Employee and Spouse only).

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree
                                                                  --------------
     to notify the Company in writing within 30 days after the date of any
     ---------------------------------------------------------------------
     disposition of my shares and I will make adequate provision for Federal,
     ------------------------------------------------------------------------
     state or other tax withholding obligations, if any, which arise upon the
     ------------------------------------------------------------------------
     disposition of the Common Stock.  The Company may, but will not be
     -------------------------------
     obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

     NAME:  (Please print)_____________________________________________________
                               (First)          (Middle)             (Last)

     _________________________   ______________________________________________
     Relationship

     _________________________   ______________________________________________
     Percentage Benefit          (Address)


     NAME:  (Please print)_____________________________________________________
                               (First)          (Middle)             (Last)

     _________________________   ______________________________________________
     Relationship

     _________________________   ______________________________________________
     Percentage Benefit          (Address)

     Employee's Social
     Security Number:      ____________________________________

     Employee's Address:   ____________________________________

                           ____________________________________

                           ____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:________________     ____________________________________________________
                           Signature of Employee


                           ____________________________________________________
                           Spouse's Signature (If beneficiary other than spouse)

                                   EXHIBIT B
                                   ---------

                        CATALYTICA ENERGY SYSTEMS, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL


     The undersigned participant in the Offering Period of the Catalytica Energy Systems, Inc. Employee Stock Purchase Plan which began on ____________, ______ (the "Offering Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                    Name and Address of Participant:

                                    ________________________________

                                    ________________________________

                                    ________________________________

                                    Signature:

                                    ________________________________

                                    Date:____________________________